ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Basis of Presentation
Basis of Presentation

The consolidated financial statements include the accounts of Olin Corporation and all majority-owned subsidiaries. Investment in our affiliates are accounted for on the equity method.  Accordingly, we include only our share of earnings or losses of these affiliates in consolidated net (loss) income.  Certain reclassifications were made to prior year amounts to conform to the 2015 presentation.

Revenue Recognition
Revenue Recognition

Revenues are recognized on sales of product at the time the goods are shipped and the risks of ownership have passed to the customer.  Shipping and handling fees billed to customers are included in sales.  Allowances for estimated returns, discounts and rebates are recognized when sales are recorded and are based on various market data, historical trends and information from customers.  Actual returns, discounts and rebates have not been materially different from estimates.

Cost of Goods Sold and Selling and Administration Expenses
Cost of Goods Sold and Selling and Administration Expenses

Cost of goods sold includes the costs of inventory sold, related purchasing, distribution and warehousing costs, costs incurred for shipping and handling, depreciation and amortization expense related to these activities and environmental remediation costs and recoveries.  Selling and administration expenses include personnel costs associated with sales, marketing and administration, research and development, legal and legal-related costs, consulting and professional services fees, advertising expenses, depreciation expense related to these activities, foreign currency translation and other similar costs.

Other Operating Income
Other Operating Income

Other operating income consists of miscellaneous operating income items, which are related to our business activities, and (losses) gains on disposition of property, plant and equipment.

Included in other operating income were the following:

	Years Ended December 31,
	2015	2014	2013
	($ in millions)
(Losses) gains on disposition of property, plant and equipment, net	$(0.6)	$0.2	$(1.1)
Gains on dispositions of former manufacturing facilities	—	—	1.5
Gains on insurance recoveries	46.0	—	—
Gain on resolution of a contract matter	—	1.0	—
Other	0.3	0.3	0.3
Other operating income	$45.7	$1.5	$0.7

The gains on insurance recoveries in 2015 included insurance recoveries for property damage and business interruption of $42.3 million related to the portion of the Becancour, Canada chlor alkali facility that has been shut down since late June 2014 and $3.7 million related to the McIntosh, AL chlor alkali facility.

Other Income (Expense)
Other Income (Expense)

Other income (expense) consists of non-operating income items which are not related to our primary business activities.  Other income (expense) in 2013 included $7.9 million of expense for our earn out liability from the acquisition of the remaining 50% of the SunBelt Chlor Alkali Partnership, which we refer to as SunBelt. Other income (expense) in 2013 also included a gain of $6.5 million on the sale of our equity interest in a bleach joint venture.

Foreign Currency Translation
Foreign Currency Translation

Our worldwide operations utilize the U.S. dollar (USD) or local currency as the functional currency, where applicable. For foreign entities where the USD is the functional currency, gains and losses resulting from balance sheet translations are included in selling and administration. For foreign entities where the local currency is the functional currency, assets and liabilities denominated in local currencies are translated into USD at end-of-period exchange rates and the resultant translation adjustments are included in accumulated other comprehensive loss. Assets and liabilities denominated in other than the local currency are remeasured into the local currency prior to translation into USD and the resultant exchange gains or losses are included in income in the period in which they occur. Income and expenses are translated into USD using an approximation of the average rate prevailing during the period. We change the functional currency of our separate and distinct foreign entities only when significant changes in economic facts and circumstances indicate clearly that the functional currency has changed.

Cash and Cash Equivalents	Cash and Cash Equivalents All highly liquid investments, with a maturity of three months or less at the date of purchase, are considered to be cash equivalents.
Short-Term Investments
Short-Term Investments

We classify our marketable securities as available-for-sale, which are reported at fair market value with unrealized gains and losses included in accumulated other comprehensive loss, net of applicable taxes.  The fair value of marketable securities is determined by quoted market prices.  Realized gains and losses on sales of investments, as determined on the specific identification method, and declines in value of securities judged to be other-than-temporary are included in other income (expense) in the consolidated statements of operations.  Interest and dividends on all securities are included in interest income and other income (expense), respectively.

Allowance for Doubtful Accounts Receivable
Allowance for Doubtful Accounts Receivable

We evaluate the collectibility of accounts receivable based on a combination of factors.  We estimate an allowance for doubtful accounts as a percentage of net sales based on historical bad debt experience.  This estimate is periodically adjusted when we become aware of a specific customer’s inability to meet its financial obligations (e.g., bankruptcy filing) or as a result of changes in the overall aging of accounts receivable.  While we have a large number of customers that operate in diverse businesses and are geographically dispersed, a general economic downturn in any of the industry segments in which we operate could result in higher than expected defaults, and, therefore, the need to revise estimates for the provision for doubtful accounts could occur.

Inventories
Inventories

Inventories are valued at the lower of cost or market. For U.S. inventories, inventory costs are determined principally by the dollar value last-in, first-out (LIFO) method of inventory accounting while for international inventories, inventory costs are determined principally by the first-in, first-out (FIFO) method of inventory accounting.  Cost for other inventories has been determined principally by the average-cost method (primarily operating supplies, spare parts and maintenance parts).  Elements of costs in inventories include raw materials, direct labor and manufacturing overhead.

Property, Plant and Equipment
Property, Plant and Equipment

Property, plant and equipment are recorded at cost.  Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets.  Interest costs incurred to finance expenditures for major long-term construction projects are capitalized as part of the historical cost and included in property, plant and equipment and are depreciated over the useful lives of the related assets.  Leasehold improvements are amortized over the term of the lease or the estimated useful life of the improvement, whichever is shorter.  Start-up costs are expensed as incurred.  Expenditures for maintenance and repairs are charged to expense when incurred while the costs of significant improvements, which extend the useful life of the underlying asset, are capitalized.

Property, plant and equipment are reviewed for impairment when conditions indicate that the carrying values of the assets may not be recoverable.  Such impairment conditions include an extended period of idleness or a plan of disposal.  If such impairment indicators are present or other factors exist that indicate that the carrying amount of an asset may not be recoverable, we determine whether impairment has occurred through the use of an undiscounted cash flow analysis at the lowest level for which identifiable cash flows exist.  For our Chlor Alkali Products and Vinyls, Epoxy and Winchester segments, the lowest level for which identifiable cash flows exist is the operating facility level or an appropriate grouping of operating facilities level. The amount of impairment loss, if any, is measured by the difference between the net book value of the assets and the estimated fair value of the related assets.

Restricted Cash	Restricted Cash Restricted cash, which is restricted as to withdrawal or usage, is classified on our consolidated balance sheet as a noncurrent asset separately from cash and cash equivalents.
Asset Retirement Obligations
Asset Retirement Obligations

We record the fair value of an asset retirement obligation associated with the retirement of a tangible long-lived asset as a liability in the period incurred.  The liability is measured at discounted fair value and is adjusted to its present value in subsequent periods as accretion expense is recorded.  The corresponding asset retirement costs are capitalized as part of the carrying amount of the related long-lived asset and depreciated over the asset’s useful life.  Asset retirement obligations are reviewed annually in the fourth quarter and/or when circumstances or other events indicate that changes underlying retirement assumptions may have occurred.

The activity of our asset retirement obligation was as follows:

	December 31,
	2015	2014
	($ in millions)
Beginning balance	$54.4	$60.8
Accretion	3.6	3.5
Spending	(8.2)	(11.2)
Currency translation adjustments	(1.1)	(0.7)
Acquisition activity	1.7	—
Adjustments	3.1	2.0
Ending balance	$53.5	$54.4

At December 31, 2015 and 2014, our consolidated balance sheets included an asset retirement obligation of $46.2 million and $44.2 million, respectively, which were classified as other noncurrent liabilities.

In 2015, we had net adjustments that increased the asset retirement obligation by $3.1 million, which were primarily comprised of increases in estimated costs for certain assets. In 2014, we had net adjustments that increased the asset retirement obligation by $2.0 million, which were primarily due to changes in the estimated timing of payments for certain assets.

Comprehensive Income (Loss)
Comprehensive Income (Loss)

Accumulated other comprehensive loss consists of foreign currency translation adjustments, pension and postretirement liability adjustments, pension and postretirement amortization of prior service costs and actuarial losses and net unrealized (losses) gains on derivative contracts.

Goodwill
Goodwill and Intangible Assets

Goodwill is not amortized, but is reviewed for impairment annually in the fourth quarter and/or when circumstances or other events indicate that impairment may have occurred.  On January 1, 2012, we adopted Accounting Standards Update (ASU) 2011-08 “Testing Goodwill for Impairment” (ASU 2011-08) which permits entities to make a qualitative assessment of whether it is more likely than not that a reporting unit’s fair value is less than its carrying amount before applying the two-step goodwill impairment test. Circumstances that are considered as part of the qualitative assessment and could trigger the two-step impairment test include, but are not limited to:  a significant adverse change in the business climate; a significant adverse legal judgment; adverse cash flow trends; an adverse action or assessment by a government agency; unanticipated competition; decline in our stock price; and a significant restructuring charge within a reporting unit.  We define reporting units at the business segment level or one level below the business segment level.  For purposes of testing goodwill for impairment, goodwill has been allocated to our reporting units to the extent it relates to each reporting unit. Based upon our qualitative assessment, it is more likely than not that the fair value of our reporting units are greater than their carrying value at December 31, 2015.  No impairment charges were recorded for 2015, 2014 or 2013.

It is our practice, at a minimum, to perform a quantitative goodwill impairment test in the fourth quarter every three years. In the fourth quarter of 2014, we performed our triennial quantitative goodwill impairment test for our reporting units. We use a discounted cash flow approach to develop the estimated fair value of a reporting unit when a quantitative test is performed.  Management judgment is required in developing the assumptions for the discounted cash flow model.  We also corroborate our discounted cash flow analysis by evaluating a market-based approach that considers earnings before interest, taxes, depreciation and amortization (EBITDA) multiples from a representative sample of comparable public companies.  As a further indicator that each reporting unit has been valued appropriately using a discounted cash flow model, the aggregate fair value of all reporting units is reconciled to the total market value of Olin. An impairment would be recorded if the carrying amount exceeded the estimated fair value.

The discount rate, profitability assumptions and terminal growth rate of our reporting units and the cyclical nature of the chlor alkali industry were the material assumptions utilized in the discounted cash flow model used to estimate the fair value of each reporting unit.  The discount rate reflects a weighted-average cost of capital, which is calculated based on observable market data.  Some of these data (such as the risk free or treasury rate and the pretax cost of debt) are based on the market data at a point in time.  Other data (such as the equity risk premium) are based upon market data over time for a peer group of companies in the chemical manufacturing or distribution industries with a market capitalization premium added, as applicable.

The discounted cash flow analysis requires estimates, assumptions and judgments about future events.  Our analysis uses our internally generated long-range plan.  Our discounted cash flow analysis uses the assumptions in our long-range plan about terminal growth rates, forecasted capital expenditures and changes in future working capital requirements to determine the implied fair value of each reporting unit.  The long-range plan reflects management judgment, supplemented by independent chemical industry analyses which provide multi-year industry operating and pricing forecasts.

We believe the assumptions used in our goodwill impairment analysis are appropriate and result in reasonable estimates of the implied fair value of each reporting unit. However, given the economic environment and the uncertainties regarding the impact on our business, there can be no assurance that our estimates and assumptions, made for purposes of our goodwill impairment testing will prove to be an accurate prediction of the future.  If our assumptions regarding future performance are not achieved, we may be required to record goodwill impairment charges in future periods.  It is not possible at this time to determine if any such future impairment charge would result or, if it does, whether such charge would be material.

During 2012, we adopted ASU 2012-02 “Testing Indefinite Lived Intangible Assets for Impairment” (ASU 2012-02) which permits entities to make a qualitative assessment of whether it is more likely than not that an indefinite-lived intangible asset’s fair value is less than its carrying amount before performing a quantitative impairment test. Circumstances that are considered as part of the qualitative assessment and could trigger a quantitative impairment test include, but are not limited to:  a significant adverse change in the business climate; a significant adverse legal judgment including asset specific factors; adverse cash flow trends; an adverse action or assessment by a government agency; unanticipated competition; decline in our stock price; and a significant restructuring charge within a reporting unit. Based upon our qualitative assessment, it is more likely than not that the fair value of our indefinite-lived intangible asset is greater than its carrying amount as of December 31, 2015. No impairment of our intangible assets were recorded in 2015, 2014 or 2013.

Other Assets
Other Assets

Included in other assets were the following:

	December 31,
	2015	2014
	($ in millions)
Investments in non-consolidated affiliates	$25.0	$23.3
Deferred debt issuance costs	3.3	1.4
Bleach joint venture receivable	—	7.8
Income tax receivable	1.5	6.6
Interest rate swaps	—	3.5
Supply contracts	406.5	—
Other	18.3	16.4
Other assets	$454.6	$59.0

In connection with the Acquisition, Olin and TDCC have agreed to enter into arrangements for the long-term supply of ethylene by TDCC to Olin, pursuant to which, among other things, Olin has made upfront payments of $433.5 million upon the Closing Date in order to receive ethylene at producer economics and for certain reservation fees for the option to obtain additional future ethylene supply at producer economics. The fair value of the long-term supply contracts recorded as of the Closing Date was a long-term asset of $410.8 million which will be amortized over the life of the contracts as ethylene is received. If the options are exercised by us, additional payments will be made to TDCC of between $230 million and $250 million on or about the fourth quarter of 2017 and between $425 million and $465 million on or about the fourth quarter of 2020, which will increase the value of the long-term asset. Amortization expense of $4.3 million was recognized within cost of goods sold in 2015 related to these supply contracts and is reflected in depreciation and amortization on the consolidated statements of cash flows. The long-term supply contracts are monitored for impairment each reporting period.

Environmental Liabilities and Expenditures
Environmental Liabilities and Expenditures

Accruals (charges to income) for environmental matters are recorded when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated, based upon current law and existing technologies.  These amounts, which are not discounted and are exclusive of claims against third parties, are adjusted periodically as assessment and remediation efforts progress or additional technical or legal information becomes available.  Environmental costs are capitalized if the costs increase the value of the property and/or mitigate or prevent contamination from future operations.

Discontinued Operations
Discontinued Operations

We present the results of operations, financial position and cash flows that have either been sold or that meet the criteria for “held for sale” accounting as discontinued operations. At the time an operation qualifies for held for sale accounting, the operation is evaluated to determine whether or not the carrying value exceeds its fair value less cost to sell. Any loss as a result of carrying value in excess of fair value less cost to sell is recorded in the period the operation meets held for sale accounting. Management judgment is required to assess the criteria required to meet held for sale accounting, and estimate fair value. Changes to the operation could cause it to no longer qualify for held for sale accounting and changes to fair value or adjustments to amounts previously reported as discontinued operations could result in an increase or decrease to previously recognized losses.

Income Taxes
Income Taxes

Deferred taxes are provided for differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.  A valuation allowance is provided to offset deferred tax assets if, based on the available evidence, it is more likely than not that some or all of the value of the deferred tax assets will not be realized.

Derivative Financial Instruments
Derivative Financial Instruments

We are exposed to market risk in the normal course of our business operations due to our purchases of certain commodities, our ongoing investing and financing activities and our operations that use foreign currencies.  The risk of loss can be assessed from the perspective of adverse changes in fair values, cash flows and future earnings.  We have established policies and procedures governing our management of market risks and the use of financial instruments to manage exposure to such risks.  We use hedge accounting treatment for substantially all of our business transactions whose risks are covered using derivative instruments.  The hedge accounting treatment provides for the deferral of gains or losses on derivative instruments until such time as the related transactions occur.

Concentration of Credit Risk
Concentration of Credit Risk

Accounts receivable is the principal financial instrument which subjects us to a concentration of credit risk.  Credit is extended based upon the evaluation of a customer’s financial condition and, generally, collateral is not required. Concentrations of credit risk with respect to receivables are somewhat limited due to our large number of customers, the diversity of these customers’ businesses and the geographic dispersion of such customers.  Our accounts receivable are predominantly derived from sales denominated in USD or the Euro.  We maintain an allowance for doubtful accounts based upon the expected collectibility of all trade receivables.

Fair Value
Fair Value

Fair value is defined as the price at which an asset could be exchanged in a current transaction between knowledgeable, willing parties or the amount that would be paid to transfer a liability to a new obligor, not the amount that would be paid to settle the liability with the creditor.  Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters.  Where observable prices or inputs are not available, valuation models are applied.  These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity.

Assets and liabilities recorded at fair value in the consolidated balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair value.  Hierarchical levels, defined by Accounting Standards Codification (ASC) 820 “Fair Value Measurement” (ASC 820), and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1 — Inputs were unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Inputs (other than quoted prices included in Level 1) were either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level 3 — Inputs reflected management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date.  Consideration was given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

Retirement-Related Benefits
Retirement-Related Benefits

We account for our defined benefit pension plans and non-pension postretirement benefit plans using actuarial models required by ASC 715 “Compensation-Retirement Benefits” (ASC 715).  These models use an attribution approach that generally spreads the financial impact of changes to the plan and actuarial assumptions over the average remaining service lives of the employees in the plan.  Changes in liability due to changes in actuarial assumptions such as discount rate, rate of compensation increases and mortality, as well as annual deviations between what was assumed and what was experienced by the plan are treated as actuarial gains or losses.  The principle underlying the required attribution approach is that employees render service over their average remaining service lives on a relatively smooth basis and, therefore, the accounting for benefits earned under the pension or non-pension postretirement benefits plans should follow the same relatively smooth pattern.  Substantially all domestic defined benefit pension plan participants are no longer accruing benefits; therefore, actuarial gains and losses are amortized based upon the remaining life expectancy of the inactive plan participants.  For the years ended December 31, 2015 and 2014, the average remaining life expectancy of the inactive participants in the defined benefit pension plan was 19 years and 18 years, respectively.

One of the key assumptions for the net periodic pension calculation is the expected long-term rate of return on plan assets, used to determine the “market-related value of assets.”  The “market-related value of assets” recognizes differences between the plan’s actual return and expected return over a five year period.  The required use of an expected long-term rate of return on the market-related value of plan assets may result in a recognized pension income that is greater or less than the actual returns of those plan assets in any given year.  Over time, however, the expected long-term returns are designed to approximate the actual long-term returns and, therefore, result in a pattern of income and expense recognition that more closely matches the pattern of the services provided by the employees.  As differences between actual and expected returns are recognized over five years, they subsequently generate gains and losses that are subject to amortization over the average remaining life expectancy of the inactive plan participants, as described in the preceding paragraph.

We use long-term historical actual return information, the mix of investments that comprise plan assets, and future estimates of long-term investment returns and inflation by reference to external sources to develop the expected long-term rate of return on plan assets as of December 31.

The discount rate assumptions used for pension and non-pension postretirement benefit plan accounting reflect the rates available on high-quality fixed-income debt instruments on December 31 of each year.  The rate of compensation increase is based upon our long-term plans for such increases.  For retiree medical plan accounting, we review external data and our own historical trends for healthcare costs to determine the healthcare cost trend rates.

Stock-Based Compensation
Stock-Based Compensation

We measure the cost of employee services received in exchange for an award of equity instruments, such as stock options, performance shares and restricted stock, based on the grant-date fair value of the award.  This cost is recognized over the period during which an employee is required to provide service in exchange for the award, the requisite service period (usually the vesting period).  An initial measurement is made of the cost of employee services received in exchange for an award of liability instruments based on its current fair value and the value of that award is subsequently remeasured at each reporting date through the settlement date.  Changes in fair value of liability awards during the requisite service period are recognized as compensation cost over that period.

The fair value of each option granted, which typically vests ratably over three years, but not less than one year, was estimated on the date of grant, using the Black-Scholes option-pricing model with the following assumptions:

	2015	2014	2013
Dividend yield	2.92%	3.13%	3.44%
Risk-free interest rate	1.69%	2.13%	1.35%
Expected volatility	34%	42%	43%
Expected life (years)	6.0	7.0	7.0
Weighted-average grant fair value (per option)	$6.80	$8.34	$7.05
Weighted-average exercise price	$27.40	$25.69	$23.28
Shares granted	776,750	624,200	621,000

Dividend yield was based on a historical average.  Risk-free interest rate was based on zero coupon U.S. Treasury securities rates for the expected life of the options.  Expected volatility was based on our historical stock price movements, as we believe that historical experience is the best available indicator of the expected volatility.  Expected life of the option grant was based on historical exercise and cancellation patterns, as we believe that historical experience is the best estimate for future exercise patterns.